Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the incorporation by reference in the following registration statements of our report dated December 21, 2007 included in Onstream Media's Corporation's Form 10-KSB for the year ended September 30, 2007.

* Registration statement on Form S-8, SEC file number 333-63822, as filed with the Securities and Exchange Commission on June 25, 2001,

* Registration statement on Form S-3, SEC file number 333-63792, as declared effective by the Securities and Exchange Commission on July 2, 2001,

* Registration statement on Form S-8, SEC file number 333-64588, as filed with the Securities and Exchange Commission on July 3, 2001,

* Registration statement on Form S-3, SEC file number 333-71308, as declared effective by the Securities and Exchange Commission on November 14, 2001,

* Registration statement on Form S-3, SEC file number 333-89042, as declared effective by the Securities and Exchange Commission on June 7, 2002,

* Registration statement on Form S-3, SEC file number 333-18819, as declared effective by the Securities and Exchange Commission on July 30, 2002,

* Registration statement on Form S-3, SEC file number 333-92064, as declared effective by the Securities and Exchange Commission on August 21, 2002,

* Registration statement on Form S-3, SEC file number 333-104588, as declared effective by the Securities and Exchange Commission on May 2, 2003,

* Registration statement on Form S-3, SEC file number 333-106516, as declared effective by the Securities and Exchange Commission on September 2, 2003,

* Registration statement on Form S-3, SEC file number 333-110142, as declared effective by the Securities and Exchange Commission on November 12, 2003,

* Registration statement on Form S-3, SEC file number 333-124002, as declared effective by the Securities and Exchange Commission on June 29, 2005,

* Registration statement on Form S-3, SEC file number 333-134900, as declared effective by the Securities and Exchange Commission on July 26, 2006, and

* Registration statement on Form S-3, SEC file number 333-143287, as declared effective by the Securities and Exchange Commission on June 14, 2007.

/s/ Goldstein Lewin & Co.

GOLDSTEIN LEWIN & CO.
Certified Public Accountants

Boca Raton, Florida,
December 21, 2007